Exhibit 10.4

BAIN CAPITAL SPECIALTY FINANCE, INC.
SUBSCRIPTION BOOKLET

BAIN CAPITAL SPECIALTY FINANCE, INC.

Subscription Instructions

Basic Subscription Documents

Enclosed are the following documents for use in subscribing to be a stockholder of Bain Capital Specialty Finance, Inc. (the “Company”):

(a)	Bain Capital Credit Subscriber Information Form;

(b)	Anti-Money Laundering Questionnaire;

(c)	Subscription Agreement; and

(d)	Income Tax Classification Form.

Execution of Documents

Subscriptions to invest as a stockholder of the Company may be made only by completing, executing and delivering the basic subscription documents as provided below.

(a)	Bain Capital Credit Subscriber Information form: Please complete one (1) copy.

(b)	Anti-Money Laundering Questionnaire: Please complete one (1) copy.

(c)	Subscription Agreement: Please complete one (1) copy.

In order to properly complete the Subscription Agreement, please note the following:

1.	Execution Pages: The subscription signature pages (S-1, S-4, S-5, S-6 and S-7) should be completed; additionally, page S-1 (and S-2 or S-3, if additional signature pages used) must be signed. Please be sure to complete all aspects of the Execution pages.

2.	Annex A: Please review the definitions and exhibit.

3.	Annex B: IRS Tax Forms. Attached please find copies of IRS Forms W-9 and W-8. Please determine which IRS tax form is appropriate for the Subscriber, and complete and sign such IRS Form W-9 or W-8. Please note that the Company only accepts IRS Forms W-9 and W-8 released in 2014 (or later).

4.	Annex C: Income Tax Classification Form. Please complete and sign one (1) copy.

5.	Annex D: Cost-Basis Election Form.

Delivery Instructions

Fully completed subscription documents should be delivered via email to the address listed below:

U.S. Bank, Investor Services
investorservices@usbank.com

Notice of Subscriptions

Written notice of any initial or additional subscription must be given to the Company at least 5 business days prior to the proposed subscription date, unless this requirement is waived by the Company, in its sole and absolute discretion.  All basic subscription documents will be returned to the Subscriber if this subscription is not accepted.

Acceptance of Subscription and Capital Contributions

The acceptance of subscriptions is within the absolute discretion of the Company, which may require additional information prior to making a determination.  The Company will seek to notify the Subscriber of its acceptance or rejection of the subscription, in whole or in part, prior to the date of the proposed investment.

If the Company accepts the Subscriber’s subscription, the notice of acceptance may include information (e.g., timing, amount, wiring instructions) regarding the funding of your first capital contribution.  Subsequently, the Company will issue a capital call notice when the Company wishes to draw down additional capital.  Capital contributions, after the initial capital contribution, are payable in installments upon not fewer than ten business days’ prior written notice from the Company.  Payments for the amount called must be made by wire transfer to an account designated by the Company.

Subscribers

The Company is accepting subscriptions from U.S. taxable, U.S. tax-exempt and non-U.S. investors. Subscribers are encouraged to consult with their legal and tax advisors as to whether an investment through the Company is appropriate for them.

Additional Information

For additional information concerning subscriptions, prospective investors should contact Investor Onboarding (creditonboarding@baincapital.com, 617-516-2350) at the office of the Company.

*****************************

ANTI-MONEY LAUNDERING (AML) QUESTIONNAIRE
(the “AML Questionnaire”)

Bain Capital Specialty Finance, Inc. (the “Company”)

Please complete this AML Questionnaire in accordance with the instructions below.  Failure to do so could delay or prevent the processing of your subscription to the Company.

Completion of this AML Questionnaire

Step 1	Insert the full name of the proposed investor (the “Subscriber”) in the box below.

If the Subscriber is acting as an agent on behalf of another underlying investor (other than a fund manager regulated in the European Economic Area (the “EEA”) or the United States acting on behalf of a fund that it manages), please contact Monica Comyns at mcomyns@baincapital.com.

Step 2
Please review Page 2.  Identify the section of this AML Questionnaire that relates to the Subscriber.  Complete only that applicable section.

If more than one section listed on page 2 applies to the Subscriber, complete the first applicable section only.

Step 3
The completed AML Questionnaire and accompanying documents should be e-mailed to Investor Onboarding at the address below.

Please note additional information may be required and the Subscriber’s subscription may not be accepted until a fully completed AML Questionnaire is reviewed and approved.

Certified copies of documents:  If this AML Questionnaire asks for certified documents to be supplied, a certified copy must be sent unless the document is publicly available, in which case a hyperlink must be provided.

The document should be certified by a lawyer (other than a lawyer for Bain Capital Credit), an accountant, a notary, an official from an embassy, a consulate or a high commission of the country to which the document relates. You may not self-certify your own documents.

If you have any questions, please contact:

	BCSF Advisors, LP	Email:
	Attn: Investor Onboarding	creditonboarding@baincapital.com
	200 Clarendon Street	Telephone: 617-516-2350
Boston, MA 02116

1

Identify the relevant section of the form here.

Check the first applicable box and proceed to complete the relevant section as specified below.

☐	A fund manager that is (i) regulated in the EEA and which is subject to the EU Money Laundering Directive; or (ii) regulated in the U.S. under the Investment Advisers Act of 1940 (the “Advisors Act”)	Section A (Page 3)
☐
An institution or entity that is (i) regulated in the EEA and which is subject to the EU Money Laundering Directive;  or (ii) a credit or financial institution regulated in a non-EEA country subject to equivalent requirements to those in the EU Money Laundering Directive
Section B (Page 5)
☐
A company listed on (i) an EEA regulated market (see:  http://eur-lex.europa.eu/LexUriServ/LexUriServ.do?uri=OJ:C:2004:072:0003:0007:EN:PDF for a list of applicable EEA regulated markets), (ii) the New York Stock Exchange or NASDAQ Stock Market, or (iii) a non-EEA market that is subject to specified disclosure obligations, or a majority-owned and consolidated subsidiary of such a listed company
Section C (Page 6)
☐	A sovereign wealth fund	Section D (Page 7)
☐	A company, limited liability partnership, limited partnership, partnership or limited liability company (unlisted and unregulated)	Section E (Page 8)
☐	Individual (including directors, officers, trustees, members, partners of a Subscriber (or equivalent) where noted in this AML Questionnaire)	Section F (Page 10)
☐	Employee Benefit/Pension Plans	Section G (Page 11)
☐	Trust or Foundation	Section H (Page 12)
☐	Public Authority (e.g. a government, state-owned company, supranational, or local authority)	Section I (Page 13)

If you do not fit into any of the categories above or if you require further guidance on the information requested, please contact:

EEA Investors: Monica Comyns at mcomyns@baincapital.com or +44 (20) 7514 5771.

All Other Investors: Jim Goldman at JGoldman@baincapital.com or 617-516-2828.

2

SECTION A: Fund Managers

Note: Use this form if the Subscriber is managed by a fund manager (i) regulated in the EEA and subject to the EU Money Laundering Directive or (ii) regulated in the U.S. under the Advisors Act.  Please contact Jim Goldman (US) or Monica Comyns (EEA) at the email address or telephone number above if the Subscriber is managed by a fund manager regulated in another jurisdiction.

Complete either Part 1 OR 2 as appropriate

Part 1:  Please complete this Part 1 if the Subscriber is managed by an EEA regulated fund manager subject to the EU Money Laundering Directive

1.  List country of regulation and name of regulator:

2.  Name of fund(s) and registration number(s):

3.  Registered address and (if different) business address of fund(s):

4.  Please attach the following:

(i) Evidence of the fund manager’s regulatory status (i.e. a copy of regulatory authority’s public register);	Attached ☐

(ii)       A certified copy of a board resolution or similar document confirming all directors, members, officers and partners (or equivalent) authorized to act on the fund manager’s behalf in relation to investing in the Fund; and
Attached ☐

(iii)      A certified copy of (a) a board resolution providing the names of the fund manager’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 4(ii) above).
Attached N/A ☐ ☐

3

Part 2:  Please complete this Part 2 if the Subscriber is managed by a U.S. regulated fund manager subject to the Advisors Act

1.  Name of fund(s) and registration number(s):

2.  Registered address and (if different) business address of fund(s):

3.  Please attach the following:

(i) Evidence of the fund manager’s regulatory status (i.e. a copy of the fund manager’s most recently filed Form ADV);	Attached ☐

(ii)       A certified copy of a board resolution or similar document confirming all directors, members, officers and partners (or equivalent) authorized to act on the fund manager’s behalf in relation to investing in the Fund;

Attached ☐

(iii)      A certified copy of (a) a board resolution providing the names of the fund manager’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 3(ii) above);

Attached N/A ☐ ☐

(iv) A certificate addressed to Bain Capital Credit and signed by a director or officer of the fund manager confirming each of the following:	Attached ☐

•	the fund manager acts as the agent of the fund(s);

•	the fund manager has identified the underlying beneficial investors in respect of the fund(s) and carried out customer due diligence on all of the investors in the fund(s);

•	to its actual knowledge, the fund(s) have no undisclosed or anonymous principals;

•	the fund manager is not aware of any activities on the part of the investors that would lead it to suspect an investor has been involved in money laundering or other criminal conduct;

•	if the fund manager becomes suspicious of any such activity then, subject to legal constraints, it will inform the relevant regulatory authorities promptly;

•	to the fund manager’s actual knowledge, there is no natural person who is the beneficial owner of more than 10% of the capital or voting rights in the funds(s);

•	it will retain all documentation required to identify beneficial investors in the fund(s) and will provide this directly to any regulatory authority where Bain Capital Credit is required to disclose it to such regulatory authority; and

(v) A certified copy of the fund’s certificate of limited partnership (or equivalent).	Attached ☐

4

SECTION B: Regulated Entity

Note: Use this form if the Subscriber is (i) regulated in the EEA (the list of regulators can be found at http://www.jmlsg.org.uk/other-helpful-material/useful-information-resources) and subject to the EU Money Laundering Directive; (ii) regulated in the United States and subject to the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, and regulations thereunder (“Money Laundering Laws”); or (iii) a credit or financial institution regulated in a non-EEA country which is subject to equivalent requirements to the EU Money Laundering Directive.  If you have any questions, please contact Jim Goldman at JGoldman@baincapital.com or 617-516-2828 or Monica Comyns at mcomyns@baincapital.com or +44 (20) 7514 5771.

1.  List the name of regulator:

2.  Please attach the following:

(i) Evidence of the Subscriber’s regulatory status (copy of regulatory authority’s public register);	Attached ☐

(ii)       A certified copy of a board resolution or similar document confirming all directors, members, officers and partners (or equivalent) authorized to act on the Subscriber’s behalf in relation to investing in the Company; and
Attached ☐

(iii)      A certified copy of (a) a board resolution providing the names of the Subscriber’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 2(ii) above).
Attached N/A ☐ ☐

5

SECTION C: Listed company or majority-owned and consolidated subsidiary of Listed Company

Please complete Parts A and B.

Part A

If the Subscriber is a company listed on (i) an EEA regulated market (List of EEA regulated markets can be found at http://eurlex.europa.eu/LexUriServ/LexUriServ.do?uri=OJ:C:2004:072:0003:0007:EN:PDF), (ii) the New York Stock Exchange or NASDAQ Stock Market or (iii) a non-EEA market that is subject to specified disclosure obligations, or if the Subscriber is a majority-owned and consolidated subsidiary of a company described in (i) through (iii) above, state:

1. Name of the market: 2. Registration number/CIK:

3. If the Subscriber is a majority-owned and consolidated subsidiary of a company described in (i) or (ii) above, state the name of the Subscriber’s listed holding company:

Part B

Please attach the following:

1.  A certified copy of a board resolution or similar document confirming all directors, members, officers and partners (or equivalent) authorized to act on the Subscriber’s behalf in relation to investing in the Company;
Attached ☐

2.  A certified copy of (a) a board resolution providing the names of the Subscriber’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in B(1) above); and
Attached N/A ☐ ☐

3. A list of each direct and indirect beneficial owner of the Subscriber that owns more than a 10% beneficial interest in the capital or profits of such Subscriber or controls more than 10% of the vote of the Subscriber.
Attached N/A ☐ ☐

6

SECTION D: Sovereign Wealth Funds

Please complete ALL sections:

1.  Full name of entity:

2.  Address of entity:

3.  Name of the national government:

4.  Please attach the following:

(i)        A certified copy of a board resolution or similar document confirming all directors, officers and trustees (or equivalent) authorized to act on the sovereign wealth fund’s behalf in relation to investing in the Fund;
Attached ☐

(ii)       A certified copy of (a) a board resolution providing the names of the sovereign wealth fund’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 4(i) above);
Attached N/A ☐ ☐

(iii) A list of the names of all directors, officers and trustees (or equivalent) of the sovereign wealth fund (only required if all such names are not included in 4(i) and 4(ii) above); and	Attached N/A ☐ ☐

(iv) A copy of the sovereign wealth fund’s constitutional documents.	Attached ☐

7

SECTION E: Company, Limited Liability Partnership, Limited Partnership, Partnership or Limited Liability Company (unlisted and unregulated)

Please complete ALL sections:

1.  Country of incorporation/establishment:

2.  Registered number (if applicable):

3.  Address of registered office in country of incorporation/establishment:

4.  Business address (if different from registered office):

5.  Please attach the following:

(i) Certificate of incorporation (or equivalent) or certified copy of the certificate of partnership/deed with any certificates of change of name;	Attached ☐

(ii)       A certified copy of a board resolution or similar document confirming all directors, members, officers and partners (or equivalent) authorized to act on the Subscriber’s behalf in relation to investing in the Company (general partners must be identified);
Attached ☐

(iii)      A certified copy of (a) a board resolution providing the names of the Subscriber’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 5(ii) above);
Attached N/A ☐ ☐

(iv)      A list of the names of all directors/partners (or equivalent) of the Subscriber and, a separate completed applicable section of the AML Questionnaire (see page 2 to identify the applicable section) for each such director/partner (identifying which partners are general partners);
Attached ☐

(v)       A separate completed applicable section of the AML Questionnaire (see page 2 to identify the applicable section) for each direct and indirect beneficial owner of the Subscriber that owns more than a 10% beneficial interest in the capital or profits of such Subscriber or controls more than 10% of the vote of the Subscriber.

Officers, directors, members (or equivalents), direct and indirect beneficial owner of the Subscriber that that owns more than a 10% beneficial interest in the capital or profits of such Subscriber or controls more than 10% of the vote of the Subscriber who is an individual must also complete a separate AML Questionnaire (Section F); and
Attached N/A ☐ ☐

8

(vi)     I/we confirm we have provided all information requested in Section 5(v) above, and completed a separate completed AML Questionnaire (Section F) for any officers, directors, members (or equivalents) direct and indirect beneficial owners of the Subscriber that own more than 10% beneficial interest in the capital or profits of such Subscriber or controls more than 10% of the vote of the Subscriber.
Confirmed ☐

9

SECTION F: Individual

Please complete ALL paragraphs.

1.  Please state:

(i) Full name:

(ii) Residential address:

(iii) Date of birth:

2.  Please provide a certified copy of one of the following documents:

(i) Subscriber’s passport	Attached ☐

(ii) Subscriber’s valid driver’s license	Attached ☐

(iii) Subscriber’s national identity card	Attached ☐

The document selected should include a full name, photograph and either or both residential address and date of birth.

10

SECTION G: Employee Benefit/Pension Plans

Please complete this section if the Subscriber is an employee benefit/pension plan or similar Subscriber.

Please complete ALL paragraphs.

1.  Please state:

(i) Full name:

(ii) Address of Subscriber and address of the principal employer to which the plan applies, if applicable:

2.  Please confirm:

I/we confirm that we provide retirement benefits for employees, where contributions are made by an employer or by way of deduction from an employee’s wage and the plan rules do not permit the assignment of a member’s interest under the plan.
Confirmed ☐

3.  Please attach the following:

(i)        A certified copy of a board resolution or similar document confirming all directors, members and officers (or equivalent) authorized to act on the Subscriber’s behalf in relation to investing in the Company;
Attached ☐

(ii)        A certified copy of (a) a board resolution providing the names of the Subscriber’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 3(i) above);
Attached N/A ☐ ☐

(iii)      A list of the names of all directors, members and officers (or equivalent) of the Subscriber (only required if all such names are not included in 3(i) and 3(ii) above). Directors, members and officers (or equivalent) of the Subscriber must complete a separate AML Questionnaire (Section F); and
Attached N/A ☐ ☐

(iv) I/we confirm we have provided a separate completed AML Questionnaire (Section F) for any officers, directors and members (or equivalents).	Confirmed ☐

11

SECTION H: Trusts and Foundations

1.  Please complete ALL sections.

(i) Full name of trust or foundation:

(ii) Country and state of establishment:

2.  Please attach the following:

(i) A certified copy of a board resolution or similar document confirming all trustees (or equivalent) authorized to act on the Subscriber’s behalf in relation to investing in the Company;	Attached ☐

(ii)       A certified copy of (a) a board resolution providing the names of the Subscriber’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 2(i) above);
Attached N/A ☐ ☐

(iii)      A list of the names of all trustees (or equivalent) of the Subscriber (only required if all such names are not included in 2(i) and 2(ii) above).  Trustees (or equivalent) of the Subscriber must complete a separate AML Questionnaire (Section F);
Attached N/A ☐ ☐

(iv) A certified copy of the trust document evidencing the name of the trust, its country of establishment and the names of the trustees; and	Attached ☐

(v) A list of the names of all beneficial owners of the Trust/Foundation and, a separate completed AML Questionnaire (Section F) for the following individuals:	Attached N/A ☐ ☐

12

•	Any individual who is entitled to a specified interest (which is a vested, not contingent, interest) in at least 10% of the capital of the trust property; and
•	Any individual who controls the trust.

In the case of a foundation which is not also a trust, the beneficial owners required to submit a separate completed AML Questionnaire will include the following:

•	If beneficiaries are known, those beneficiaries who benefit from at least 10% of the property of the foundation; and
•	Any individual who exercises control over at least 10% of the property of the foundation.

13

SECTION I: Public Authorities (e.g. governments, state-owned companies, supranationals and local authorities)

Note:  This section includes state schools, colleges, universities and National Health Service trusts, but not independent schools and colleges.  Independent schools and colleges should be treated as trusts companies or private companies (as appropriate).

Please complete ALL parts.

1.  Full name of entity:

2.  Nature and status of the entity (e.g. overseas government, treaty organization):

3.  Address of the entity:

4.  Name of the home state authority:

5.  Please attach the following:

(i)        A certified copy of a board resolution or similar document confirming all directors and officers (or equivalent) authorized to act on the Subscriber’s behalf in relation to investing in the Company;
Attached ☐

(ii)       A certified copy of (a) a board resolution providing the names of the Subscriber’s authorized signatories or (b) an authorized signatory list (only required if all such names are not included in 5(i) above);
Attached N/A ☐ ☐

(iii)      A list of the names of all directors and officers (or equivalent) of the Subscriber (only required if all such names are not included in 5(i) and 5(ii) above). Directors and officers (or equivalent) of the Subscriber must complete a separate AML Questionnaire (Section F); and
Attached N/A ☐ ☐

14

(iv) if the entity is a state-owned company, a certified certificate of incorporation (or equivalent) and, if relevant, any certificates of name change; and	Attached N/A ☐ ☐

(v) I/we confirm we have provided all information requested in Section 5 (iii) above, including a separate AML Questionnaire (Section F) for all officers, directors and members (or equivalents).	Confirmed ☐

15

BAIN CAPITAL SPECIALTY FINANCE, INC.
SUBSCRIPTION AGREEMENT

 Parties

The parties to this Subscription Agreement (the “Agreement”, together with subscription agreements executed by the other subscribers to the Company, the “Subscription Agreements”) are Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).  Capitalized terms not defined herein shall have the meanings ascribed to them in the most recent Private Placement Memorandum of the Company, as such document may be amended, amended and restated or supplemented from time to time (the “Private Placement Memorandum”).

 Recitals

1.  The Subscriber wishes to subscribe to the offering described in the Private Placement Memorandum, subject to the terms described or appearing in the Private Placement Memorandum, the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Bylaws (the “Bylaws” and together with the Certificate of Incorporation, the “Governing Documents”) by committing to contribute capital to the Company in an amount up to the Requested Capital Commitment set forth on the signature page hereto, though the Company may, in its sole discretion, decline to accept any or all of such Requested Capital Commitment.  The Subscriber represents and warrants to the Company that the Subscriber will not execute or deliver this Agreement unless and until the Subscriber has carefully read and considered the Private Placement Memorandum, the Governing Documents and the subscription materials herein, including this Agreement, and fully understands and is in agreement with all the terms and conditions thereof.  The Subscriber acknowledges and agrees that it has received full and adequate consideration, on the date that this Agreement (having been properly and fully completed and signed by the Subscriber) has been accepted by the Company (the “Closing Date”), for the entirety of its Capital Commitment and hereby waives any and all defenses of non-consideration as to any capital drawdown occurring after the Closing Date, including any defenses resulting from any insolvency or bankruptcy proceeding of the Company, any material or total decrease in value of the Shares or any inability of the Company to actually issue Shares.

2.  The Company desires to accept all or part of the Subscriber’s Requested Capital Commitment (the “Capital Commitment”) in an amount set forth by the Company below its signature hereto, which amount may not exceed the Requested Capital Commitment, and to admit such Subscriber as a stockholder of the Company, all as more fully described in, and upon the terms and conditions of, this Agreement.

 Agreement

The Company and the Subscriber hereby agree as follows:

1.  Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber as follows:

(a)	The Company is a corporation duly formed, legally existing and in good standing under the laws of the State of Delaware. BCSF Advisors, LP, the investment adviser to the Company (the “Advisor”), is a limited liability company duly formed, legally existing and in good standing under the laws of the State of Delaware.

(b)	Copies of the Private Placement Memorandum (as in effect as of the date hereof) and the Governing Documents have been provided to the Subscriber.

(c)	The Company has all requisite power and authority to execute and deliver this Agreement, to carry out all of the terms and provisions of this Agreement to be carried out by it, and to conduct its business as described in this Agreement, the Private Placement Memorandum and the Governing Documents.

(d)	The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary action on its behalf. This Agreement has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforcement of the rights and remedies created thereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e)	Neither the execution and delivery of this Agreement by the Company, nor the consummation of any of the transactions contemplated hereby will (i) conflict with, result in a breach of, or constitute a default under, any indenture, mortgage, lease or other agreement to which the Company is a party or by which it or any of its properties may be bound, or (ii) result in a violation of any order, writ, injunction, decree or award of any court or governmental authority to which the Company or any of its properties may be subject. The execution and delivery by the Company of this Agreement does not require any filing with, or approval or consent of, any governmental authority which has not already been made or obtained, except, if deemed necessary or advisable by the Company, the filings under applicable securities laws.

(f)	The Company has not, either directly or indirectly through any agent, sold or offered shares in the Company (“Shares”) to, or solicited offers to buy Shares from, or otherwise approached or negotiated in respect of Shares with, any persons or entities so as to make necessary the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”). The Company’s representations and warranties in this clause (f) are made in reliance on the representations and warranties of the Subscriber under this Agreement and the other subscribers under the other Subscription Agreements.

(g)	There is no material litigation pending or, to the best knowledge of the Company, threatened against the Company.

(h)	The Shares of the Company have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

(i)	The Company confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Company between (i) the Company and (ii) the Advisor or its affiliates, shall be reviewed by the Board of Directors of the Company (the “Board”) in accordance with the Investment Company Act of 1940, as amended (“1940 Act”) and the rules and regulations promulgated thereunder.

2.  Representations and Warranties of the Subscriber.  The Subscriber hereby represents and warrants to the Company as follows:

(a)	The Subscriber is, if applicable, duly and validly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has all requisite power and authority to execute and deliver this Agreement and to carry out all of the terms and provisions of this Agreement.

(b)	The execution and delivery of this Agreement and the performance of this Agreement by the Subscriber have been duly authorized by all necessary corporate or other action on its behalf. This Agreement has been duly executed and delivered on behalf of the Subscriber, and this Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against it in accordance with its terms, except to the extent that the enforcement of the rights and remedies created thereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)	The Subscriber is, with respect to the Company, an “accredited investor” within the meaning of Rule 501 of Regulation D under the 1933 Act, as amended by Section 413(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Subscriber is acquiring the Subscriber’s Shares for the Subscriber’s own account (or for the account of the trust or plan or other entity referred to in the signature block at the end of this Agreement), for investment and not with a view to any resale or distribution thereof within the meaning of the 1933 Act, in whole or in part. The Subscriber understands that the Shares have not been registered under the 1933 Act or any state securities laws and may not be assigned, sold or otherwise transferred without registration under the 1933 Act or any relevant state securities laws or exemption therefrom; that the Company has no obligation to register any of the Shares under the 1933 Act or state securities laws, or to permit sales pursuant to Regulation A under the 1933 Act; and that the Subscriber must therefore bear the economic risk of holding its Shares in the Company for an indefinite period of time. The Subscriber is not a party to, nor does it have any current intention to enter any into contract, agreement or other obligation pursuant to which it would transfer the Shares. No non-U.S., U.S. federal or state authority has made any finding or determination as to the fairness for investment of the Shares and no non-U.S., U.S. federal or state authority has recommended or endorsed or will recommend or endorse this offering.

(d)	The Subscriber is a “qualified purchaser” (or a “knowledgeable employee” or an entity owned exclusively by “knowledgeable employees”) as defined in Section 2(a)(51) of the 1940 Act and various rules relating thereto and promulgated thereunder, except as otherwise disclosed to the Company below. The definition of “qualified purchaser” contained in Section 2(a)(51) of the 1940 Act requires that certain “excepted investment companies” obtain the consent of their direct and indirect beneficial owners in order to qualify as a “qualified purchaser”. The Subscriber, if it is a corporation, partnership, trust, limited liability company or other form of entity, has received all consents required by subparagraph (C) of Section 2(a)(51) of the 1940 Act and rules and regulations thereunder in order for the Subscriber to be a “qualified purchaser”. The Subscriber agrees that the foregoing representation and warranty shall be true each time it makes a capital contribution in accordance with this Agreement. (See Annex A for the definition of “qualified purchaser.”)

The Subscriber is not a “qualified purchaser.” ☐

(e)	The Subscriber or, to the extent designated, its “purchaser representative” (as such term is defined in Rule 501(h) of Regulation D under the 1933 Act) currently has and, unless the Subscriber has a purchaser representative, the Subscriber had immediately prior to receipt of any offer regarding the Shares, such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares. If the Subscriber has a purchaser representative, the Subscriber has previously given the Company notice in writing of such fact, specifying that such representative will be acting as the Subscriber’s “purchaser representative”.

(f)	The Subscriber has received the Private Placement Memorandum, the Governing Documents and, not less than 48 hours prior to signing this Agreement, Part 2 of Form ADV (the “Form ADV Part 2”) of the Advisor, and has been given access to all information regarding the financial condition and the proposed business and operations of the Company that such Subscriber has requested in order to evaluate its investment in the Company. During the course of the offering of the Shares and prior to the date hereof, the Company has made available to the Subscriber the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of the offering of Shares, and to obtain any additional information desired by the Subscriber with respect to the Company. The Subscriber acknowledges that no such answer or additional information was inconsistent in any material respect with the Private Placement Memorandum, the Governing Documents or the Form ADV Part 2. The Subscriber acknowledges that, if its requested subscription hereunder is accepted, it will be admitted as a stockholder of the Company.

(g)	The Subscriber hereby consents to the treatment of the Company as a “qualified purchaser” for purposes of Section 3(c)(7) of the 1940 Act with respect to any and all possible future investments, whether or not known or contemplated at this time. The Subscriber, if it is a corporation, partnership, trust, limited liability company or other form of entity, has received all consents required by subparagraph (C) of Section 2(a)(51) of the 1940 Act and rules and regulations thereunder in order for the Company to be treated as a “qualified purchaser” with respect to any such investment.

(h)	The Subscriber acknowledges and understands that that the Advisor is exempt from registration with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” with respect to the Company pursuant to no-action relief provided for in CFTC Letter No. 12-40 because of the Company’s limited trading in commodity interests, and, as a result, the Advisor, unlike a registered commodity pool operator, is not required to deliver a disclosure document (as defined in the CFTC’s rules) or a certified annual report to investors.

(i)	The Subscriber specifically acknowledges and agrees that the Company intends, for U.S. federal income tax purposes, to be taxed as a corporation.

(j)	In the event that any of the information provided on the signature pages hereto becomes inaccurate, the Subscriber will promptly inform the Company that the information has become inaccurate and will accurately set forth in writing the updated information requested on the signature pages hereto.

(k)	If the Subscriber is a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (“Code”)), the Subscriber has fully and accurately completed and delivered to the Company United States Internal Revenue Service (“IRS”) Form W-9 (or any successor form thereof), a copy of which is attached hereto in Annex B. If the Subscriber is not a United States person (as defined in Section 7701(a)(30) of the Code), the Subscriber has fully and accurately completed and delivered to the Company the applicable IRS Form W-8 (or any successor form thereto, respectively), copies of which are attached hereto in Annex B. In addition, the Subscriber will complete and deliver an applicable Form W-8 or W-9 (or successor form) upon the expiration of any previously submitted Form W-8 or W-9. The Subscriber agrees to provide the Company or the Advisor with such additional information, documentation, waivers and certifications as the Company may request, including (i) any information, documentation, waivers and certifications to comply with FATCA, similar (including non-U.S.) laws or other tax matters and (ii) any information the Company believes is required to enable it or any affiliate of the foregoing to comply with or mitigate any of their respective tax reporting, tax withholding and/or tax compliance obligations or which may arise as a result of a change in law or the interpretation thereof. “FATCA” means Sections 1471 through 1474 of the Code and the U.S. Treasury regulations thereunder, including any successor provisions, subsequent amendments and administrative guidance thereunder, any applicable intergovernmental agreement (“IGA”) and related statutes, regulations or rules, and any agreement entered into by or with respect to the Company (or any of its affiliates) and/or any similar automatic tax information exchange arrangements. The Subscriber agrees that any such information, documentation, waivers and certifications shall be true, correct and complete in all material respects and may be disclosed as necessary or advisable to the IRS, other taxing authorities and other third parties as appropriate in the judgment of the Company and the Advisor to comply with any such requirements. In the event of any change in the applicable status of the Subscriber or any change in circumstances that causes any information, form, certification, waiver or other documentation previously provided by the Subscriber to be incorrect, obsolete or invalid, the Subscriber will promptly inform the Company thereof, and execute and deliver to the Company updated and valid documentation, forms, waivers or certifications, as applicable. The Subscriber agrees to waive any provision of law of any non-U.S. jurisdiction that would, absent a waiver, prevent compliance with FATCA by the Company or any affiliate thereof, including, but not limited to, the Subscriber’s provision of any requested information and/or documentation.

(l)	The Subscriber, if a natural person who is not a United States citizen or resident, has accurately set forth his or her country of residence on the signature pages hereto where indicated. The Subscriber, if a corporation, partnership, trust or other entity not organized under the laws of a state of the United States or the District of Columbia, has accurately set forth such Subscriber’s jurisdiction of organization on the signature pages hereto where indicated, and is not, and will not become (i) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust) or (ii) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (i) hereof (e.g., a limited liability company with a single member).

(m)	The Subscriber has fully and accurately completed the “Plan Asset Questionnaire” that follows the signature page (the “Plan Asset Questionnaire”). The Subscriber (i) acknowledges that in view of developments in the law and applicable regulations, or other circumstances, the Company may require additional information from the Subscriber to comply with or qualify for an exemption under the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the Code, or to comply with or qualify for an exemption from any similar law, rule, regulation or other guidance similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), and (ii) agrees to provide additional information reasonably requested by the Company from time to time to determine whether the Company is treated as holding plan assets subject to ERISA, the Code, or any Similar Law and is complying with such laws, if applicable. The Subscriber acknowledges that the Company will rely on the information and representations given by the Subscriber, including those set forth herein and in the Plan Asset Questionnaire and those that may hereafter be given by the Subscriber, in determining whether assets of the Company include assets subject to ERISA, the Code, or any Similar Law. If the Subscriber has checked “yes” under the caption “Plan Assets” in the Plan Asset Questionnaire or is subject to any law similar to Title I of ERISA or Section 4975 of the Code, the Subscriber represents that:

(i)         it is either (A) a named fiduciary (who is not an affiliate of the Company or its sponsors) with authority to cause the Subscriber to invest in, or withdraw from, the Company, or (B) executing this Agreement pursuant to the proper directions of such a named fiduciary;

(ii)        it is aware of and has taken into consideration its fiduciary duties including the diversification requirements of Section 404(a)(1)(C) of ERISA or any Similar Law; and that it understands and agrees that none of the Company, the Advisor or any of their affiliates shall be responsible for compliance by the Subscriber with the provisions of ERISA or any Similar Law requiring that investments of the Subscriber be diversified so as to minimize the risk of large losses and it has determined that an investment in the Company provides exposure to assets classes that are appropriate for the Subscriber, taking into account its fiduciary obligations;

(iii)       the decision to invest in the Company was made in accordance with all requirements applicable to the Subscriber under its governing instruments, ERISA, Section 4975 of the Code and any applicable Similar Law, by fiduciaries independent of the Advisor and the Company, which fiduciaries are duly authorized to make such investment decisions and have not relied on any advice or recommendation of the Advisor and the Company or any of their employees, representatives, partners, members, managers or agents;

(iv)       it has concluded that, taking into account all relevant facts and circumstances (including but not limited to the incentive fee arrangement and any restrictions on withdrawal and/or transfer or other disposition of the interests), its proposed investment in the Company is a prudent one;

(v)        this subscription and the investment contemplated hereby are in accordance with all requirements applicable to the Subscriber under its governing instruments, ERISA, the Code, and any Similar Law; and

(vi)       if the Subscriber is a “governmental plan” or “church plan” within the meaning of ERISA or is otherwise in the nature of an employee benefit plan or trust that is not subject to ERISA, none of the assets of the Company will be construed to be assets of the Subscriber by virtue of the Subscriber’s investment in the Company, and the Advisor is not a “fiduciary” with respect to any assets of the Subscriber by reason of the Subscriber’s investment in the Company.

(n)	The Subscriber hereby acknowledges and agrees that, for so long as the Company is not deemed to hold “plan assets” (within the meaning of the Department of Labor’s plan asset regulations, 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations” and such assets “Plan Assets”)), the Advisor is not a “fiduciary” (within the meaning of Section 3(21) of ERISA or any Similar Law) under ERISA or such applicable similar law with respect to any assets of the Subscriber by reason of the Subscriber’s investment in the Company and that the Subscriber has not relied and is not relying on the Advisor to provide, and that the Advisor has not provided, any kind of investment advice with respect to the Subscriber's purchase or commitment to purchase an interest in the Company.

(o)	The Subscriber acknowledges that the Company is subject to certain legal requirements that require the Company to verify the source of funds paid to the Company by the Subscriber and/or the identity of the Subscriber and persons associated with the Subscriber. The Subscriber agrees to provide such information and materials as may from time to time be requested by the Company for such purposes.

(p)	The Subscriber hereby acknowledges that the Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of such efforts, the Subscriber hereby represents, warrants and agrees that to the best of the Subscriber’s knowledge based upon reasonable diligence and investigation: (i) no consideration that the Subscriber has contributed or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; (ii) no consideration that the Subscriber has contributed or will contribute to the Company shall cause the Company or the Advisor to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or any other applicable law or regulation related to money laundering or similar activities to which the Company or the Advisor may from time to time be subject, including without limitation the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001 and regulations thereunder; and (iii) none of (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; or (3) any shareholder, partner or other beneficial owner of equity interests in the Subscriber (each, a “Beneficial Owner”) appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”), or is otherwise a party with which the Company is prohibited to deal under the laws of the United States.

(q)	The Subscriber further represents and warrants that the monies used to fund its investment in the Company are not derived from, invested for the benefit of, or related in any way to, the governments of, or persons within, (i) any jurisdiction under a U.S. embargo enforced by OFAC, (ii) that has been designated as a “non-cooperative jurisdiction or territory” by the Financial Action Task Force on Money Laundering, or (iii) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.”

(r)	The Subscriber represents and warrants that it has implemented, complies with and will comply with anti-money laundering policies and procedures that satisfy and will continue to satisfy the requirements of applicable anti-money laundering laws and regulations, including, if the Subscriber is subject to the laws of the United States, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, as it may be amended from time to time.

(s)	The Subscriber represents that in the event that it is, receives deposits from, makes payments to or conducts transactions relating to a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with Subscriber’s investment in Shares, such Non-U.S. Bank: (i) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities; (ii) employs one or more individuals on a full-time basis; (iii) maintains operating records related to its banking activities; (iv) is subject to inspection by the banking authority that licensed it to conduct banking activities; and (v) does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a registered affiliate.

(t)	The Subscriber further agrees: (i) that the Subscriber shall promptly notify the Company if any of these representations cease to be true and accurate with respect to the Subscriber; (ii) to provide to the Company any additional information regarding the Subscriber that the Company deems necessary or appropriate to ensure compliance with all applicable laws, including those concerning money laundering and similar activities; and (iii) that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering and similar activities, the Company may, in its sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to freezing, segregating or requiring a Subscriber to withdraw such Subscriber’s Shares. The Subscriber further understands that the Company or the Advisor may release confidential information about the Subscriber and, if applicable, any underlying beneficial ownership, to proper authorities if the Advisor, in its sole discretion, determines that it is in the best interests of the Company in light of relevant rules and regulations concerning money laundering, foreign asset transfers and similar activities or in light of FATCA, or similar laws.

(u)	The Subscriber is not relying on any written or oral advice, counsel or representations of the Company, the Advisor or their respective affiliates or agents other than in the Private Placement Memorandum and this Agreement. The Subscriber has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Company, the Advisor or any of their respective affiliates or agents. The Subscriber is a sophisticated investor and is purchasing the Shares with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks.

(v)	The Subscriber understands and acknowledges that the Subscriber may not transfer the Shares except in compliance with this Agreement. The Subscriber further understands and acknowledges that any attempted transfer of the Shares not made in accordance with this Agreement shall be null and void. Without in any way limiting the generality of the foregoing, the Subscriber acknowledges that (i) until 180 days after a Qualified IPO (as defined in the Private Placement Memorandum), the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Capital Commitment unless the Company and the Advisor provides provide prior written consent, provided, that the Company and the Advisor shall not unreasonably withhold, condition or delay their consent to any Transfer by the Subscriber to an affiliate of the Subscriber; (ii) unless consented to by the Advisor in its sole discretion, no purchase of Shares or proposed Transfer of Shares will be permitted to the extent that, after giving effect to such purchase or Transfer, persons that have represented that they are Benefit Plan Investors would own 25% or more of the outstanding Shares of the Company immediately after such purchase or proposed Transfer (such percentage determined in accordance with the Plan Assets Regulation); and (iii) Transfers of Shares may be further restricted as provided in this Agreement or the Governing Documents.

(w)	If the Subscriber is an individual, the Subscriber has reached the age of majority in the state or jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current needs and personal contingencies, has no need for liquidity in its investment in the Shares, and, at the present time, could afford a complete loss of such investment.

(x)	The Subscriber agrees to provide any additional information or documents that the Company reasonably requests.

(y)	The Subscriber agrees that the foregoing representations and warranties in this Section 2 and the other representations and warranties made herein may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations and warranties that the Advisor, on behalf of the Company, or any placement agent with respect to the offering of the Shares may be willing to accept the Subscriber’s subscription for the Shares.

(z)	The Subscriber understands and agrees that the information, acknowledgements, representations and warranties set forth in the AML Questionnaire and this Agreement (including, without limitation, all information provided in Annex C) shall be deemed, repeated and reaffirmed as of each date that the Subscriber is required to make a contribution of capital to the Company pursuant to this Agreement, and if at any time while the Subscriber holds Shares in the Company any of such information, acknowledgements, representations and warranties shall cease to be true, the Subscriber shall promptly notify the Company.

(aa)	Neither the Subscriber (nor any Person who would, through the Subscriber’s ownership in the Company, be deemed to beneficially own an interest in the Company) is or has been subject to, is experiencing or has experienced (in each case, within the period of time prescribed by the applicable disqualifying or disclosable event under Rule 506(d) under the 1933 Act) any of the events described in Rule 506(d)(1)(i)-(viii) under the 1933 Act (a “Disqualifying Event”). The Subscriber shall promptly notify the Company in writing if the Subscriber or any such other Person becomes subject to or experiences a Disqualifying Event or becomes the subject of a formal proceeding that would, if adversely determined, constitute a Disqualifying Event.

3.  Capital Drawdowns.

(a)	Definitions. On each Capital Drawdown Date (as defined below), the Subscriber shall purchase from the Company, and the Company shall issue to the Subscriber, a number of Shares equal to the Drawdown Share Amount at an aggregate price equal to the Drawdown Purchase Price; provided, however, that in no circumstance will a Subscriber be required to purchase Shares for an amount in excess of its Unfunded Capital Commitment.

“Drawdown Purchase Price” shall mean, for each Capital Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Capital Commitments being drawn down by the Company from all Subscribers on that Capital Drawdown Date, by (ii) a fraction, the numerator of which is the Unfunded Capital Commitment of the Subscriber and the denominator of which is the aggregate Unfunded Capital Commitments of all Subscribers that are not Defaulting Subscribers (as defined in Section 4) or Excluded Subscribers (as defined in Section 3(c)(vi)).

“Drawdown Share Amount” shall mean, for each Capital Drawdown Date, a number of Shares determined by dividing (i) the Drawdown Purchase Price for that Capital Drawdown Date by (ii) the applicable Price Per Share.

“Price Per Share” shall mean, for any Capital Drawdown Date or Catch-Up Date (as defined below), the Price Per Share determined by the Company’s Board of Directors (the “Board”) in accordance with the procedures set out in the Private Placement Memorandum (as those procedures may be changed from time to time in a manner consistent with the limitations of the 1940 Act) as of the last day of the Company’s fiscal quarter or such other date as determined by the Board preceding the Capital Drawdown Date.  The Price Per Share shall be at least equal to the net asset value per Share in accordance with the limitations under Section 23 of the 1940 Act, and nothing in this Agreement shall prohibit the Company from issuing Shares at a per share price greater than the net asset value per Share.  The Board may set the Price Per Share above the net asset value per Share based on a variety of factors, including without limitation the total amount of the Company’s organizational and other expenses.

“Unfunded Capital Commitment” shall mean, with respect to a Subscriber, the amount of such Subscriber’s Capital Commitment as of any date reduced by the aggregate amount of contributions made by that Subscriber at all previous Capital Drawdown Dates and all Catch-Up Dates pursuant to Section 3(a) and Section 3(b), respectively.

(b)	Subsequent Closings. The Company may enter into other Subscription Agreements with other subscribers after the Closing Date, with any closing thereunder referred to as a “Subsequent Closing” and any other subscriber whose subscription has been accepted at such Subsequent Closing referred to as a “Subsequent Subscriber.” Notwithstanding the provisions of Sections 3(a) and 3(c), on one or more dates to be determined by the Company that occur on or following the Subsequent Closing but no later than the next succeeding Drawdown Date (each, a “Catch-Up Date”), each Subsequent Subscriber shall be required to purchase from the Company a number of Shares with an aggregate purchase price necessary to ensure that, upon payment of the aggregate purchase price for such Shares by the Subsequent Subscriber in the aggregate over all applicable Catch-Up Dates, such Subsequent Subscriber’s Invested Percentage shall be equal to the Invested Percentage of all prior Subscribers (other than any Defaulting Subscribers or Excluded Subscribers) (the “Catch-Up Purchase Price”). For the purposes of this Section 3(b), “Invested Percentage” means, with respect to a Subscriber, the quotient determined by dividing (i) the aggregate amount of contributions made by such Subscriber pursuant to Section 3(a) and this Section 3(b) by (ii) such Subscriber’s Capital Commitment. Upon payment of all or a portion of the Catch-Up Purchase Price by the Subscriber on a Catch-Up Date, the Company shall issue to each such Subsequent Subscriber a number of Shares determined by dividing (i) the portion of the Catch-Up Purchase Price contributed at such Catch-Up Date by (ii) the Price Per Share as of the Catch-Up Date. For the avoidance of doubt, in the event that a Catch-Up Date and a Capital Drawdown Date occur on the same calendar day, the Catch-Up Date (and the application of the provisions of this Section 3(b)) shall be deemed to have occurred immediately prior to the relevant Capital Drawdown Date.

At each Capital Drawdown Date following any Subsequent Closing, all Subscribers, including Subsequent Subscribers, shall purchase Shares in accordance with the provisions of Section 3(a); provided, however, that notwithstanding the foregoing, the definition of Drawdown Share Amount and the provisions of Section 3(c), nothing in this Agreement shall prohibit the Company from issuing Shares to Subsequent Subscribers at a per share price greater than the net asset value per Share.

In the event that any Subscriber is permitted by the Company to make an additional capital commitment to purchase Shares on a date after its initial subscription has been accepted, such Subscriber will be required to enter into a separate subscription agreement with the Company (such separate agreement may be a short form subscription agreement), it being understood and agreed that such separate subscription agreement will be considered to be an other subscription agreement for the purposes of this Agreement.

(c)	Funding Notices.

(i)         Subject to Section 3(c)(v), purchases of Shares will take place on dates selected by the Company in its sole discretion (each, a “Capital Drawdown Date”) and shall be made in accordance with the provisions of Section 3(a).

(ii)        The Company shall deliver to the Subscriber, at least ten (10) Business Days prior to each Capital Drawdown Date or Catch-Up Date, a notice (each, a “Funding Notice”) setting forth (i) the Capital Drawdown Date (or Catch-Up Date, as applicable), (ii) a description of the proposed use of proceeds, (iii) the aggregate number of Shares to be sold to all Subscribers on such date and the aggregate purchase price for such Shares, (iv) the applicable Drawdown Share Amount, Drawdown Purchase Price (or Catch-Up Purchase Price, as applicable) and Price Per Share and (v) the account to which the Drawdown Purchase Price or Catch-Up Purchase Price should be wired.  Notwithstanding the ten (10) Business Day notice requirement set forth in the previous sentence, the Subscriber agrees that the Funding Notice for the first Capital Drawdown Date following the Initial Closing Date shall require only five (5) Business Days’ notice.

For the purposes of this Agreement, the term “Business Day” shall have the meaning ascribed to it in Rule 14d-1(g)(3) under the Securities Exchange Act of 1934, as amended (“1934 Act”).

(iii)       The delivery of a Funding Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s obligation to pay the Drawdown Share Purchase Price or Catch-Up Purchase Price, as applicable, identified in each Funding Notice.

(iv)      On each Capital Drawdown Date or Catch-Up Date, as applicable, the Subscriber shall pay the Drawdown Purchase Price or Catch-Up Purchase Price to the Company by bank wire transfer in immediately available funds in U.S. dollars to the account specified in the Funding Notice.

(v)       Except as provided below, after three (3) years following the initial closing in which the Company accepts the capital commitment of at least one investor who is not an affiliate of the Company or the Advisor (such date, the “Initial Closing Date” and such period, the “Commitment Period”), any Unfunded Capital Commitment (other than any Defaulted Commitment, as defined in Section 4) shall automatically be reduced to zero, except to the extent necessary to pay amounts due under Funding Notices that the Company may thereafter issue to: (A) pay Company expenses, including management fees, any amounts that may become due under any borrowings or other financings or similar obligations and any other liabilities, contingent or otherwise, in each case to the extent they relate to the Commitment Period, (B) complete investments in any transactions for which there are binding written agreements as of the end of the Commitment Period (including investments that are funded in phases), (C) fund follow-on investments made in existing portfolio companies that, in the aggregate, do not exceed 10% of total Capital Commitments, (D) fund obligations under any Company guarantee or indemnity made during the Commitment Period and/or (E) fund any Defaulted Commitments.  The Commitment Period shall terminate earlier upon a “Qualified IPO” (as defined in the Private Placement Memorandum) and any Unfunded Capital Commitment (other than any Defaulted Commitment, as defined in Section 4) shall automatically be reduced to zero.

(vi)       Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right (a “Limited Exclusion Right”) to exclude any Subscriber (such Subscriber, an “Excluded Subscriber”) from purchasing Shares from the Company on any Capital Drawdown Date if, in the reasonable discretion of the Company, such Subscriber’s purchase of Shares at such time could (i) result in a violation by the Subscriber, the Advisor or the Company (or any of their affiliates) of any law, order, decree or judgment of any court or governmental agency applicable to the Subscriber, the Advisor or the Company (or any of their affiliates), or any investment policy or similar constraint applicable to the Subscriber, the Advisor or the Company (or any of their affiliates), or create a conflict of interest between a Subscriber (or any of its affiliates) and the Company, (ii) have a material adverse effect on the Company, or (iii) cause the investments of “Benefit Plan Investors” (within the meaning of Section 3(42) of ERISA and certain Department of Labor regulations) to be significant and the assets of the Company to be considered Plan Assets. The Company, in its sole discretion, may, in lieu of exercising the Limited Exclusion Right, reduce the amount of the Capital Commitment of the Subscriber.

(vii)      If at any time the Company determines, after consultation with the affected Subscriber and counsel to the Company, that there is a reasonable likelihood that the continuing participation in the Company by such Subscriber would cause a Material Burden, (i) such Subscriber will, upon the written request of the Company, use commercially reasonable efforts to dispose of such Subscriber’s Shares in the Company (or such portion of its Shares as the Company shall determine is sufficient to prevent or remedy such Material Burden) to any person at a price per Share equal to or greater than the net asset value per Share, in a transaction that complies with Section 2(v) (in which case the Company shall use commercially reasonable efforts to work with such Subscriber to facilitate the transaction).

“Material Burden” shall mean (i) a material violation of a statute, rule, regulation or governmental administrative policy of a U.S. federal or state or non-U.S. governmental authority or stock exchange regulatory organization applicable to a Subscriber that is reasonably likely to have a material adverse effect on a portfolio company or any affiliate thereof or on the Company, any related investment fund, the Advisor or any of their respective affiliates or on any Subscriber or any affiliate of any such Subscriber or, with respect to a Stockholder that is an “employee benefit plan” (as defined in ERISA) that is subject to ERISA or a “plan” (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code (an “ERISA Stockholder”), on the ERISA Stockholder, the sponsor of such ERISA Stockholder or any of such sponsor’s affiliates, (ii) an occurrence, without the Company’s consent, that is reasonably likely to subject a portfolio company or any affiliate thereof or the Company, the Advisor or any of their respective affiliates or any Subscriber or any affiliate of any such Subscriber or, with respect to an ERISA Stockholder, the ERISA Stockholder, the sponsor of such ERISA Stockholder or any of such sponsor’s affiliates, to any material non-tax regulatory requirement to which it would not otherwise be subject, or that is reasonably likely to materially increase any such regulatory requirement beyond what it would otherwise have been or (iii) an occurrence that is reasonably likely to constitute or otherwise result in a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or a violation of any Similar Law.

(viii)     If any Subscriber is excused from funding a capital drawdown pursuant to Sections 3(c)(vi) or 3(c)(vii) above, the Company is authorized to issue an additional capital drawdown on the non-excused Subscribers sufficient to make up such shortfall, provided that no Subscriber shall ever be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

4.  Remedies Upon Subscriber Default.

In the event that a Subscriber fails to pay all or any portion of the purchase price due from such Subscriber on any Capital Drawdown Date (such amount, together with the full amount of such Subscriber’s remaining Capital Commitment, a “Defaulted Commitment”) and such default remains uncured for a period of ten (10) Business Days, the Company shall be permitted to declare such Subscriber to be in default of its obligations under this Agreement (any such Subscriber, a “Defaulting Subscriber”) and shall be permitted to pursue one or any combination of the following remedies:

(i)         The Company may prohibit the Defaulting Subscriber from purchasing additional Shares on any future Capital Drawdown Date;

(ii)        Twenty-five percent (25%) of the Shares then held by the Defaulting Subscriber may be automatically transferred on the books of the Company, without any further action being required on the part of the Company or the Defaulting Subscriber, to the other subscribers (other than any defaulting other subscriber), pro rata in accordance with their respective Capital Commitments; provided, however, that notwithstanding anything to the contrary contained in this Agreement, no Shares shall be transferred to any other subscriber pursuant to this Section 4(ii) in the event that such transfer would (i) violate the 1933 Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or such Transfer, (ii) constitute or otherwise result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law or (iii) cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent the Subscriber from receiving a partial allocation of its pro rata portion of Shares); provided further, that any Shares that have not been transferred to one or more other subscribers pursuant to the previous proviso shall be allocated among the participating other subscribers pro rata in accordance with their respective Capital Commitments.  The mechanism described in this Section 4(ii) is intended to operate as a liquidated damage provision, since the damage to other subscribers resulting from a default by the Defaulting Subscriber is both significant and not easily susceptible to precise quantification.  By entry into this Agreement, the Subscriber agrees to this transfer and acknowledges that it constitutes a reasonable liquidated damage remedy for any default in the Subscriber’s obligation of the type described;

(iii)       The Company may pursue any other remedies against the Defaulting Subscriber available to the Company, subject to applicable law; and

(iv)       If any Subscriber fails to pay all or any portion of the purchase price due on any Capital Drawdown Date, the Company is authorized to issue an additional capital drawdown on the non-defaulting or non-delinquent Subscribers to make up such shortfall, provided that no Subscriber shall ever be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

5.  Dividends; Dividend Reinvestment Plan.  As described more fully in the Private Placement Memorandum, the Company generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the Board in its discretion.  Prior to the completion of a listing of the Company’s shares on an exchange (a “Listing”), Subscribers who “opt in” to the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions, crediting to each such Subscriber a number of Shares equal to the quotient determined by dividing the cash value of the dividend payable to such Subscriber by the Price Per Share as of the last day of the Company’s fiscal quarter or such other date as determined by the Board preceding the date such dividend was declared.  After a Listing, Subscribers who do not “opt out” of the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Subscribers can elect to “opt in” or “opt out” of the Company’s dividend reinvestment plan in this Agreement. The Subscriber and the Company agree and acknowledge that any dividends received by the Subscriber or reinvested by the Company on the Subscriber’s behalf shall have no effect on the amount of the Subscriber’s Unfunded Capital Commitment.

6.  Credit Facility.  In connection with any financings, borrowings, indebtedness, or guarantees of the Company and any of its affiliates that are party to a Credit Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Unfunded Capital Commitments; (iii) the Company’s right to initiate capital calls and collect on the Unfunded Capital Commitment of any Subscriber hereunder; (iv) the Capital Commitments made to the Company; (v) the Company’s rights to enforce the funding of a Capital Commitment hereunder and under the Other Subscription Agreements; and (vi) a Company collateral account into which the payment by any Subscriber of its Unfunded Capital Commitment is to be made (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”).  Any such collateral pledge may be made directly by the Company to the lender of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility.  To the extent that the Company or any of its subsidiaries has outstanding obligations under a Credit Facility that relies upon any of the collateral referred to in clauses (ii) through (vi) above, and with the knowledge that the Credit Facility lender is relying on each of the following agreements and undertakings of the Subscribers in this Section 6 in connection with the extension of credit to the Company, each Subscriber shall be obligated to fund any remaining portion of its Unfunded Capital Commitment when due pursuant to this Agreement (whether called by the Company or directly by the lender under the Credit Facility) without defense, counterclaim or offset of any kind, including any defense arising under Section 365(c) of the U.S. Bankruptcy Code, if applicable, provided that such agreement to fund shall not act as a waiver by such Subscriber of its right to assert independently any claim that the Subscriber may have against any other Subscriber or the Company. In the event that, as a result of any such pledge, mortgage, assignment, transfer or grant of a security interest, a Subscriber makes a payment directly to the Company account as requested by a lender under a Credit Facility, such payment shall be deemed to be a Capital Contribution of such Subscriber to the Company in all respects.

Each Subscriber hereby (i) acknowledges that the Company has informed such Subscriber that the Company may enter into a Credit Facility at any time, including before and after the investment period, and that such Credit Facility may include a pledge of collateral referred to in clauses (ii) through (iv) above and, directly or indirectly, grant the related lender the right to initiate capital calls in the name of the Company when an event of default under such Credit Facility exists, which each Subscriber shall fund, to the Company, consistent with the terms hereof and its obligations hereunder; (ii) acknowledges that for so long as the Credit Facility is in place, except with the prior consent of the lender, the Company has agreed not to amend, modify, cancel, terminate, reduce, suspend or waive any of such Subscriber’s obligations under this Agreement in a manner that could be materially adverse to the rights of the lender contemplated by this paragraph; and (iii) agrees, if requested by the Company, to provide to the Company: (A) to the extent publically available, as soon as reasonably available after the end of such Subscriber’s fiscal year, a copy of such Subscriber’s annual report, if available, or such Subscriber’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year prepared or reviewed by independent public accountants in connection with such Subscriber’s annual reporting requirements; (B) from time to time, a certificate confirming the remaining amount of such Subscriber’s Unfunded Capital Commitment; and (C) such other consents and documents as may be reasonably requested by the Company to acknowledge the same.

7.  Power of Attorney: Appointment of Company as Attorney-in-Fact and Agent

(a)	The Subscriber hereby constitutes and appoints the Company its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Company may exercise for the Subscriber by the signature of the Company or by listing the Subscriber as a stockholder executing any instrument with the signature of the Company as attorney-in-fact for the Subscriber. This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Company and the assignee thereof, with the consent of the Company, is admitted as a stockholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Company, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

(i)         all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii)        all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Agreement and applicable law or to permit the Company to become or to continue as a business development corporation, and

(iii)       all other instruments or papers not inconsistent with the terms of this Agreement which the Company considers advisable.

8.  Early Termination; Non-Consummation of a Qualified IPO

(a)	Prior to any Qualified IPO that may occur, if the Company’s Board determines that there has been a significant adverse change in the regulatory or tax treatment of the Company or its stockholders that in its judgment makes it inadvisable for the Company to continue in its present form, then the Board will endeavor to restructure or change the form of the Company to preserve (insofar as possible) the overall benefits previously enjoyed by stockholders as a whole or, if the Board determines it appropriate (and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act), (i) cause the Company to change its form and/or jurisdiction of organization or (ii) wind down and/or liquidate and dissolve the Company.

(b)	If the Company has not consummated a Qualified IPO of its common stock within three (3) years following the initial Closing Date, then the Board (subject to any necessary stockholder approvals and applicable requirements of the 1940 Act) will use its best efforts to wind down and/or liquidate and dissolve the Company; provided that the term of the Company may be extended by the Board for an additional six-month period if (i) the Company has filed an IPO registration statement with the SEC and (ii) the Board reasonably expects such registration statement to be effective within six months of the end of such three-year period.

9.  No Third-Party Beneficiaries.  Except as provided with respect to a lender under a Credit Facility in accordance with Section 6, the provisions of this Agreement are not intended to be for the benefit of or enforceable by any third party.  Without limiting the foregoing, no third party shall, except as permitted by law and this Agreement, have any right to (i) enforce or demand enforcement of a Subscriber’s Capital Commitment, obligation to return distributions, or obligation to make other payments to the Company as set forth in this Agreement or (ii) demand that the Company issue any capital call.

10.   Subscription and Acceptance.

(a)	The Subscriber hereby agrees (i) to become a stockholder of the Company and (ii) to be bound by all the provisions of this Agreement, as from time to time in effect, the definitive terms of which supersede the “Summary of Proposed Terms” contained in the Private Placement Memorandum, and (iii) to make capital contributions to the Company in an aggregate amount equal to the Subscriber’s Capital Commitment at the times and in the manner set forth in this Agreement and to make all other payments to the Company required under this Agreement upon acceptance by the Company.

(b)	Though the Company may decline to accept any or all of the Requested Capital Commitment, in its sole discretion, the offer of subscription by the Subscriber shall be irrevocable upon execution and delivery by electronic submission of this Agreement by the Subscriber. Such execution and delivery shall not constitute an agreement between the Company and the Subscriber until this Agreement is accepted by the Company, and then only in the amount of the Capital Commitment.

(c)	Upon its execution hereof, the Company hereby accepts the Subscriber’s subscription for the Capital Commitment, and hereby agrees to admit the Subscriber as a stockholder of the Company with a capital subscription equal to the Capital Commitment.

11.   Execution of Subscription Agreement.  The Subscriber hereby (i) confirms the power of attorney granted in this Agreement and (ii) irrevocably makes, constitutes and appoints the Company as such Subscriber’s true and lawful attorney-in-fact, in such Subscriber’s name, place and stead to execute, sign and file each agreement, certificate and other document contemplated thereby on behalf of such Subscriber and agrees to adhere to and be bound by the terms of this Agreement.

12.   Survival.  The representations and warranties and covenants set forth in this Agreement shall survive the execution and delivery of this Agreement and the admission of the Subscriber as a stockholder of the Company.

13.   Confidentiality.  The Subscriber acknowledges that it has and will, from time to time, be provided with certain information by or concerning the Company and the Advisor and their respective investments and returns which is non-public, confidential or proprietary in nature and agrees not to disclose (except with respect to  disclosures to potential transferees of the Subscriber’s Shares so long as prior to such disclosure the recipient of such information agrees to be bound by the terms of this Section 13 and the Company has consented to such disclosure), use or enable others to use the information (including without limitation, in connection with the acquisition or disposition of securities).  Notwithstanding anything herein to the contrary, each Subscriber (and each employee, representative, or other agent of the Subscriber) may, to the extent necessary to prevent the Company and its investments from being described as a “confidential transaction” under Treasury Regulations Section 1.6011-4(b)(3), disclose the tax treatment and tax structure of the Company and its investments and any related tax strategies.

14.   Rejection of Subscription.  The Subscriber acknowledges and confirms that the Company has full right to accept or reject the subscription for the Shares contained in this Agreement, in whole or in part, if the Company determines in its sole discretion that an investment in the Shares will not be a suitable investment for the Subscriber.

15.   Indemnification.  The Subscriber understands the meaning and legal consequences of the representations, warranties, acknowledgements, agreements and information contained in this Agreement, and unless and except as expressly prohibited by applicable statute in effect on the date hereof, hereby agrees to indemnify and hold harmless the Company, the Advisor, any sub-advisor of the Advisor, any affiliate of the Company or the Advisor and any officer, director, member, employee, stockholder, partner, agent, stockholder, controlling person or representative of the Company, the Advisor or any such affiliate (each, an “Indemnified Party”), in each case to the fullest extent permitted by law, against any loss, liability, claim, damage or expense whatsoever (including, without limitation, any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (any “Loss”) arising out of or based upon any false representation or warranty (including those contained on the signature page hereto) or any breach or failure by the Subscriber to provide any necessary information or to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.  The Company shall have the authority to enter into agreements to give effect to the foregoing indemnity.

16.   Miscellaneous.

(a)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

(b)	The parties:

(i)         Irrevocably submit to the nonexclusive jurisdiction of the state courts of the State of Delaware and The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Courts for the Districts of Delaware and Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or in any way connected to the dealings of the Subscriber or the Company in connection with any of the above;

(ii)        Waive to the extent not prohibited by applicable law, and agree not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that such party is not subject personally to the jurisdiction of such court, that such party’s property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or the subject matter hereof, may not be enforced in or by such court; and

(iii)       Consent to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware or the Commonwealth of Massachusetts, agree that service of process by registered or certified mail, return receipt requested, at the address specified pursuant to Section 16(d) of this Agreement is reasonably calculated to give actual notice, and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such proceeding any claim that service of process made in accordance with this paragraph does not constitute good and sufficient service of process.

(c)	TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY WAIVES, AND COVENANTS THAT SUCH PARTY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Either party may file an original counterpart or a copy of this Section 16(c) with any court as written evidence of the consent of the party to the waiver of their rights to trial by jury.

(d)	Any notice, demand or other communication given to a party under this Agreement shall be deemed to be given if given in writing (including telex, telecopy, e-mail, website delivery by the Company or its agents, or similar transmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (i) actually delivered in fully legible form to such address (evidenced, in the case of a telex, by receipt of the correct answerback and, in the case of delivery by overnight courier, by confirmation of delivery from the overnight courier service making such delivery) or (ii) in the case of a letter, five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

If to the Company, to it at 200 Clarendon Street, Boston, MA 02116, Attention: Ranesh Ramanathan.

If to the Subscriber, to him at his address set forth in this Agreement.

(e)	This Agreement shall be binding on the executors, administrators, estates, heirs, legal representatives, successors and assigns of the parties.

(f)	This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

(g)	This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

(h)	To the fullest extent permitted by law, the parties hereby agree that no punitive or consequential damages shall be awarded in any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or in any way connected to the dealings of the Subscriber or the Company in connection with any of the above.

(i)	The Subscriber hereby consents to the electronic delivery and/or submission via e-mail and/or through the use of a secure internet site of documents relating to the Company generally (the “Documents”), including, without limitation, this Agreement, the Private Placement Memorandum, the Governing Documents, privacy policy and financial statements. The Subscriber acknowledges that the Documents may be attached to an e-mail, or may be posted on a secure internet site, in one or more electronic formats, including Microsoft Word, Microsoft Excel, PDF and/or such other format as may be appropriate (“Electronic Communication”), and that the Subscriber must therefore use the appropriate computer program to open, view and print them. The Subscriber understands that Electronic Communication presents a risk that delivery and/or submission may be delayed or not completed for various reasons, including, without limitation, system outages, and that there may be certain costs associated with electronic delivery and/or submission not otherwise associated with delivery and/or submission in paper form, including, without limitation, online charges and printing costs. There may be periods from time to time when the internet site is not available for access. The Subscriber acknowledges and accepts the risk that even with secure internet sites there is a risk of unauthorized access of such information, transmission delays, errors, data corruption, or unauthorized access of such information and the internet site is used solely at the Subscriber’s own risk. If the Subscriber does not have the necessary computer programs required to access the Documents delivered electronically via e-mail or posting on a secure internet site, the Subscriber may contact the Company to obtain the required program. The Subscriber acknowledges that the consent to Electronic Communication provided by the Subscriber pursuant to this Section 16(i) is effective until revoked by the Subscriber. The Subscriber may revoke its consent to Electronic Communication of the Documents at any time by sending written notice of such revocation to the Company at 200 Clarendon Street, Boston, MA 02116.

(j)	The Company may disclose information concerning the Company or the stockholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto. Each Subscriber hereby agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary to enable the Company and/or the Advisor to comply with applicable laws, including, without limitation, ERISA (if applicable) and the 1940 Act, and regulations or policies thereunder. The Subscriber consents to disclosure by the Company and its agents of information pertaining to the Subscriber to relevant third parties as the Company or its agents reasonably deem appropriate or necessary in connection with the operations of the Company including, without limitation, (i) to service providers (such as the Advisor, administrator and/or sub-administrator), and (ii) to governmental, regulatory, national security, courts, law enforcement or other authorities, and (ii) to banks, financial intermediaries and counterparties, including, without limitation, to third parties anywhere in the world and specifically the United States or other countries outside of the jurisdiction in which the information was initially collected by the Company (which may not offer a similar level of protection as that jurisdiction). The Subscriber hereby agrees to provide the Company, the administrator and/or sub-administrator promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Company, and as required for the Company to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Company and the Company shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

**************************

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTION

Intending to be legally bound hereby, the Subscriber has executed this Agreement as of the date first above written.

Name of Subscriber (include the name of trust, plan or other form of entity and the name of the trustee or other representative, if any)

By:
	Signature of person signing for Subscriber or for its trustee or other representative	Street Address

	Name of person signing	City, State/Province/County and Zip Code/Postal Code

	Title of person signing	Country

Date of signature

To be Completed by All Subscribers to Bain Capital Specialty Finance, Inc.

Dollar amount of Requested Capital Commitment:	$____________________

SUPPLEMENTAL SIGNATURE PAGE
(use only if needed)

Intending to be legally bound hereby, the Subscriber has executed this Agreement as of the date first above written.

Name of Subscriber (include the name of trust, plan or other form of entity and the name of the trustee or other representative, if any)

By:
	Signature of person signing for Subscriber or for its trustee or other representative	Street Address

	Name of person signing	City, State/Province/County and Zip Code/Postal Code

	Title of person signing	Country

Date of signature

SUPPLEMENTAL SIGNATURE PAGE

ADDITIONAL SIGNATURES REQUIRED FOR
OWNERS OF DISREGARDED ENTITIES

By signing below, and intending to be legally bound, the undersigned has duly executed this Agreement and understands and agrees to be bound by all of its provisions.

Name of Subscriber (include the name of trust, plan or other form of entity and the name of the trustee or other representative, if any)

By:
	Signature of person signing for Subscriber or for its trustee or other representative	Street Address

	Name of person signing	City, State/Province/County and Zip Code/Postal Code

	Title of person signing	Country
Date of signature

To Be Completed by ALL Subscribers

Please indicate whether the Subscriber is a natural person and a United States citizen or resident.
YES                  NO
☐                    ☐

In the case of a Subscriber who is a natural person and not a United States citizen or resident, such Subscriber’s country of residence:

Please indicate whether the Subscriber is a corporation, partnership, trust or other form of entity organized under the laws of a state of the United States.

YES                  NO
☐                    ☐

In the case of a Subscriber that is a corporation, partnership, trust or other form of entity not organized under the laws of a state of the United States, the jurisdiction of organization of such Subscriber: _________________________________

Tax Status:
Please indicate whether the Subscriber is generally exempt from taxation pursuant to Section 501(a) of the Internal Revenue Code of 1986, as amended (for example, charitable foundations, Section 501(c)(3) organizations or trusts established by or for the benefit of such persons).

Do not check this box solely because the Subscriber is generally not subject to U.S. taxation on a net basis solely due to its foreign status.

YES NO ☐ ☐

To Be Completed by ALL Subscribers

Plan Asset Questionnaire: 3 Questions

Plan Assets:
Do any of the assets of the Subscriber constitute “plan assets” under the Department of Labor’s regulations, 29 C.F.R. §2510.3-101, as amended by Section 3(42) of ERISA (the “Plan Asset Regulations”)?  Please note that IRAs must complete this questionnaire.

(The term “benefit plan investor” includes, for example, employee benefit plans subject to Part 4 of Subtitle B of Title I of ERISA, IRAs and any other plan to which Section 4975 of the Code applies and entities the underlying assets of which include plan assets by reason of a plan’s investment in such entity.)

☐   YES (If “Yes”, please check all boxes below, (a) through (d), which describe the Subscriber.)
☐   NO  (If “No”, go to the next question)

The Subscriber is:
☐(a) an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is  subject to Part 4 of Subtitle B of Title I of ERISA or a “plan” within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code.

☐ (b) an insurance company separate account that includes assets of an “employee benefit plan” within the meaning of Section 3(3) of ERISA or of a “plan” described in Section 4975(e) of the Code, and the “employee benefit plan” or “plan” is subject to Part 4 of Subtitle B of Title I of ERISA or to Section 4975 of the Code.

☐(c) an insurance company general account the assets of which include “plan assets” (as determined under Prohibited Transaction Class Exemption 95-60).  Such assets are:

         _____% subject to Part 4 of Subtitle B of Title I of ERISA or to Section 4975 of the Code.

☐ (d) a trust, partnership, fund, “fund of funds” or other entity, other than an insurance company separate or general account, at least a portion of whose partners or investors are “benefit plan investors” within the meaning of Section 3(42) of ERISA.

If option (d) is checked, provide the percentage attributable to “plan assets” subject to Part 4 of Subtitle B of Title I of ERISA or to Section 4975 of the Code, as determined under the Plan Asset Regulations:

☐ Less than 25%.  The percentage is _____%
☐25% or more.  The percentage is _____%

☐ If “NO” checked above and box (d) does not apply, please check here.

Is the Subscriber a trust, partnership, fund, “fund of funds” or other entity other than an insurance company separate or general account, the assets of which do not constitute “plan assets” under the Plan Asset Regulations?

☐   YES (Please indicate what percentage, if any, of the equity interests in Subscriber is held by benefit plan investors: -______%

☐   NO

Controlling Person Status:
Please indicate by checking the appropriate box below whether the Subscriber is a person who has discretionary authority or control with respect to the assets of the Company or any person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of such person (hereinafter, a “Controlling Person”):

YES                          NO
☐                            ☐

Distributions

Please check the appropriate box to elect participation in the Company’s Dividend Reinvestment Plan:

☐	Please check here if the Subscriber wishes to “opt in” to the Company’s Dividend Reinvestment Plan prior to a Listing.

☐	Please check here if the Subscriber wishes to “opt out” of the Company’s Dividend Reinvestment Plan and receive cash distributions.

FOR COMPANY USE ONLY

ACCEPTANCE PAGE

The subscription of the Subscriber named below is hereby accepted in the amount set forth below and the Subscriber is hereby admitted as a stockholder of the Company on

_____________________, 201____.

Admitted Subscriber: ____________________________________________________________

Amount of Requested Capital Commitment of the Subscriber accepted by the Company:

$_________________________

BAIN CAPITAL SPECIALTY FINANCE, INC.

By:
A Duly Authorized Officer

ANNEX A

1.	Generally, an “accredited investor” means:

(a)	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000, excluding the value of the person’s primary residence;[1]

(b)	a natural person with individual income (without including any income of the person’s spouse) in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year;

(c)	an individual retirement account or a grantor trust and the owner of the individual retirement account or the grantor of the grantor trust is a natural person that meets the requirements described in (a) or (b) above;

(d)	an entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Company and is one of the following: a corporation, a partnership, a limited liability company, a business trust, or a tax-exempt organization described in Section 501(c)(3) of the Code;

(e)	a personal (non business) trust, other than an employee benefit trust, with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Company and whose decision to invest in the Company has been directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the investment;

(f)	an employee benefit plan within the meaning of Title I of ERISA, (including an individual retirement account), which satisfies at least one of the following conditions: (i) it has total assets in excess of $5,000,000; (ii) the investment decision is being made by a plan fiduciary that is a bank, savings and loan association, insurance company or registered investment adviser; or (iii) it is a self directed plan (i.e., a tax qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) and the decision to invest is made by those participants investing, and each such participant qualifies as an accredited investor;

(g)	an employee benefit plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions that has total assets in excess of $5,000,000;

(h)	an entity licensed, or subject to supervision, by federal or state examining authorities such as a “bank,” “savings and loan association,” “insurance company,” or “small business investment company” (as such terms are used and defined in 17 CFR §230.501(a)) or is an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

1 An individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence other than (i) the amount by which the mortgage liability exceeds the fair value of the residence and (ii) any increase in the amount of the debt secured by the primary residence in the 60 days preceding the date hereof unless the increase was a result of the acquisition of the residence.

(i)	an entity registered with the Securities and Exchange Commission as a broker or dealer or an investment company; or has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the 1940 Act, or Section 202(a)(22) of the Investment Advisers Act of 1940, as amended); or

(j)	an entity in which all of the equity owners are persons described in (d)-(i) above.

2.	Generally, a “qualified purchaser” means:

(a)	a natural person (alone or jointly with that person’s spouse) that owns not less than $5,000,000 in investments (as defined in Exhibit A to Annex A); or

(b)	a company (as defined in Exhibit A to Annex A) that owns not less than $5,000,000 in investments (as defined in Exhibit A to Annex A) and that is owned directly or indirectly by or for 2 or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons, provided that such company was not formed for the specific purpose of acquiring Shares of the Company; or

(c)	a trust that is not covered by paragraph (b) above and that was not formed for the specific purpose of acquiring Shares of the Company, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in paragraphs (a), (b), or (d) hereof; or

(d)	a natural person or company (as defined in Exhibit A to Annex A) not formed for the specific purpose of acquiring Shares of the Company, acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis not less than $25,000,000 in investments (as defined in Exhibit A to Annex A); or

(e)	any company (as defined in Exhibit A to Annex A), each of the beneficial owners of which is a qualified purchaser; or

(f)	any person that is a Qualified Institutional Buyer, as defined in Rule 144A under the 1933 Act, as amended, acting for its own account, the account of another qualified institutional buyer or the account of a qualified purchaser, except that:

(i)	a dealer (as defined in Paragraph (a) (1) (ii) of Rule 144A under the 1933 Act) is a qualified purchaser only if it owns and invests on a discretionary basis at least $25,000,000 in securities of issuers that are not affiliated persons of the dealer; and

(ii)	a plan (as defined in Paragraph (a) (1) (i) (D) or (E) of Rule 144A under the 1933 Act) (or trust fund (as defined in Paragraph (a) (1) (i) (F) of Rule 144A under the 1933 Act) holding the assets of such a plan) is a qualified purchaser only with respect to investment decisions made solely by the plan’s fiduciary, trustee, or sponsor.

3.	A company formed for the specific purpose of acquiring Shares in the Company will not be a qualified purchaser unless each beneficial owner of its securities is a qualified purchaser. Also, special rules apply if you are a company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act and any of your outstanding securities were acquired on or prior to April 30, 1996 or if you are an employee benefit or other type of pension or retirement plan or fund. You should consult your legal advisor for further information.

EXHIBIT A TO ANNEX A

A.	Definitions. As used in Annex A, the following terms have the meanings specified:

1.	“company” means a corporation, a partnership, an association, a joint-stock company, a trust, a fund, or any organized group of persons whether incorporated or not; or any receiver, trustee in bankruptcy or similar official or any liquidating agent for any of the foregoing, in his capacity as such;

2.	“investments” means:

(a)	Securities which means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security,” or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

Securities of an issuer that controls, is controlled by, or under common control with you are excluded from “investments” unless the issuer of such securities, (i) is an investment company, a company that would be an investment company but for the exclusions provided by Sections 3(c)(l) through 3(c)(9) of the 1940 Act or the exemptions provided by Rule 3a-6 or 3a-7 thereunder or a commodity pool, (ii) is a public company filing with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended or an issuer of a class of securities which are traded in certain “designated offshore securities markets” (as defined in Regulation S under the 1933 Act) or (iii) has shareholders equity of at least $50,000,000  determined in accordance with GAAP and reflected on its most recent financial statements which present information as of a date within a period of the 16 months prior to the acquisition of the Shares of the Company.

(b)	Real estate held for investment purposes;

(c)	Commodity Interests held for investment purposes;

Commodity Interests means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)         any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)        any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

(d)	Physical Commodities held for investment purposes;

Physical Commodities means any physical commodity with respect to which a Commodity Interest is traded on a market specified in paragraph 2(c)(i) and (ii) above.

(e)	To the extent not securities, financial contracts entered into for investment purposes;

financial contract means any arrangement that:

(i)         takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)        is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)       is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counter party to such arrangement.

(f)	If you are a nonregistered investment company relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act or a commodity pool, any amounts payable to you pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, you upon your demand; and

(g)	Cash and cash equivalents (including foreign currencies) held for investment purposes. “Cash and cash equivalents” include:

(i)         bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for investment purposes; and

(ii)        the net cash surrender value of an insurance policy.

3.	“held for investment purposes”

(a)	real estate is not considered to be held for investment purposes if it used by you, or in the case of a company described in paragraph 1(b) on page A-1 of Annex A hereto, by any owner of you (or by a person related to you or such owner as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of you or such owner or is a spouse of such descendant or ancestor) for personal purposes or as a place of business, or in connection with the conduct of the trade or business by you (or any such person) or such owner (or any such person thereof) provided that real estate owned by you or such owner if you or such owner are engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purpose. Residential real estate shall not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code.

(b)	a Commodity Interest or Physical Commodity owned, or a financial contract entered into, by you if you are engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or financial contracts in connection with such business may be deemed to be held for investment purposes.

B.	Valuation. The aggregate amount of the investments owned and invested on a discretionary basis by you shall be the investments’ fair market value on the most recent practicable date or their cost, provided that:

(a)           In the case of Commodity Interests, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and

(b)           In each case, there shall be deducted from the amount of investments owned by you the amounts specified in paragraph C below, as applicable.

C.	Deductions.

(a)           There shall be deducted from your investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investments owned by you.

(b)           In determining the amount of investments owned by a company described in paragraph 1(b) on page A-1 of Annex A hereto, in addition to the amounts specified in (a), there shall be deducted from the value of such company’s investments any outstanding indebtedness incurred by an owner of such company to acquire such investments.

D.	Joint Investments. There may be included in the amount of a natural person’s investments any investments held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. If both spouses are making a joint investment, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). In each case, there shall be deducted from the amount of any such investments the amounts specified in paragraph C(a) above incurred by each spouse.

E.	Investments by Subsidiaries. For purposes of determining the amount of investments owned by a company described in paragraph 1(d) on page A-1 of Annex A hereto, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a parent company of which the company is a majority owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the parent company.

F.	Certain Retirement Plans and Trusts. There may be included in the amount of a natural person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

ANNEX B

IRS TAX FORMS

INSTRUCTIONS:

Anyone subscribing for an Interest in the Company is required to submit appropriate tax certifications under penalties of perjury. With respect to Subscribers purchasing an Interest as either joint tenants with right of survivorship or tenants-in-common, please note that each individual must sign and complete the appropriate IRS Form. Subscribers who are grantors of a “grantor trust,” and “grantor trusts” with multiple grantors, must provide appropriate tax forms for each grantor.

W-9: Please complete and sign an IRS Form W-9, as appropriate.

W-8: Please complete and sign an applicable IRS Form W-8  (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY, IRS Form W-8EXP, or IRS Form W-8ECI), as appropriate.

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ANNEX C

INCOME TAX CLASSIFICATION FORM

(Please complete Sections I, II, III and IV. Sign and date on page C-7.)

Section I:  U.S. Federal Income Tax Classification of Subscriber

Please indicate the U.S. federal income tax classification and related information under one of the following eight categories for the Subscriber:

1.	Corporate Entities (not including tax-exempt organizations)

☐
I am signing on behalf of an entity classified as a “corporation” for purposes of U.S. federal income tax law (other than a tax-exempt organization but including a limited liability company that has elected to be taxed as a corporation) that holds a direct beneficial interest in the Company, or, if specified below, that indirectly holds a beneficial interest in the Company through an entity that is disregarded for U.S. federal income tax purposes.

If so, choose each of the following categories that apply to the corporate entity:

☐	The entity is organized in the United States.

☐	The entity is organized outside of the U.S. under the laws of the following country:___________________________.

☐	The entity is a resident for income tax purposes in the following country: __________________________.

☐	The investment in the Company has been made through a branch office of the entity located in the following country:____________________.

☐
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by a corporation. I have provided the applicable information above with respect to such corporation.

2.	Company, Limited Liability Company or other “Pass-Through” Entity, as well as Nominees, Agents or Custodians

Select one of the following four choices to describe the direct investor in the Company, or if specified below, an investor that owns its interest indirectly through an entity that is disregarded for U.S. federal income tax purposes:

☐	a.	I am signing on behalf of a general or limited partnership formed or organized in the United States that is classified as a partnership for U.S. federal income tax purposes.
☐	b.	I am signing on behalf of a U.S. limited liability company that is classified as a partnership for U.S. federal income tax purposes.
☐	c.	I am signing on behalf of the following type of U.S. entity that is classified as a partnership for U.S. federal income tax purposes:______________________________.
☐	d.	I am signing on behalf of a non-U.S. entity that is classified as a non-U.S. partnership for U.S. federal income tax purposes.

(i)	Type of entity:_________________________

(ii)	Entity formed under the laws of (country): _________________

☐	e.	I am a U.S. nominee, agent or custodian that is signing on behalf of one or more interest holders.
☐	f.	I am a non- U.S. nominee, agent or custodian that is signing on behalf of one or more interest holders.
☐	g.
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by a partnership. I have provided the applicable information above with respect to such partnership.

After checking a, b, c, d, e, f above and, if applicable, g, please complete each blank below, to the extent possible, concerning the partners or interest holders.  If only approximate information is available, please provide such information.  For this purpose, “indirect ownership” refers to interests held through intermediate partnerships, limited liability companies or other “pass-through” entities as well as through intermediary nominees, agents or custodians.

•	The percentage of the partnership, limited liability company or other “pass-through” entity (or the percentage of the interest held by the nominee, agent or custodian)that is beneficially owned, directly or indirectly, by individuals, corporations, or other entities that are classified for U.S. federal income tax purposes as residents of:

United States: _____%
Non-U.S. Countries*:  _____%

*For the percentage of the partnership, limited liability company or other “pass-through” entity (or the percentage of the interest held by the nominee, agent or custodian) that is beneficially owned, directly or indirectly, by residents of non-U.S. countries, please indicate the breakdown of such ownership by country:
	%		%
(Country)		(Country)
	%		%
(Country)		(Country)
	%		%
(Country)		(Country)
☐	Check here if more space is required to indicate the breakdown of such ownership by country. Please attach a schedule providing this additional information.

•	The percentage of the partnership, limited liability company or other “pass-through” entity (or the percentage of the interest held by the nominee, agent, or custodian) that is beneficially owned, directly or indirectly, by U.S. tax-exempt organizations:
 ______%

•	The percentage of the partnership, limited liability company or other “pass-through” entity (or the percentage of the interest held by the nominee, agent, or custodian) that is beneficially owned, directly or indirectly, by non-U.S. tax-exempt organizations or non-U.S. governments:
______%
☐	The partnership, limited liability company or other “pass-through” entity does not maintain records of the residence of its direct and indirect interest holders.

3.	U.S. Tax Exempt Organizations
☐
I am signing on behalf of a tax-exempt organization organized in the United States that holds a direct beneficial interest in the Company or, if specified below, that indirectly holds a beneficial interest in the Company through an entity that is disregarded for U.S. federal income tax purposes.

If so, indicate which of the following categories best describes the organization:
☐	The organization is a pension fund, retirement account, or other employee pension arrangement.

☐	The organization is a charity, educational institution, or other tax-exempt entity described in Internal Revenue Code Section 501(c)(3).
☐	The organization is not described in the two choices above, but is a U.S. tax-exempt organization of the following type: _________________________.
☐
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by a U.S. tax-exempt organization. I have provided the applicable information above with respect to such tax-exempt organization.

4.	Non-U.S. Governments or Non-U.S. Tax-Exempt Organizations
☐
I am signing on behalf of a non-U.S. tax-exempt organization that holds a direct beneficial interest in the Company, or, if specified below, that indirectly holds a beneficial interest in the Company through an entity that is disregarded for U.S. federal income tax purposes, and is organized in the following country:

 _________________________
If so, indicate which of the following categories best describes the organization:
☐	a. The organization is a “foreign government” within the meaning of Internal Revenue Code Section 892 and the Treasury Regulations promulgated thereunder..

☐	b. The organization is an international organization.

☐	c. The organization is a non-U.S. central bank of issue.

☐	d. The organization is a non-U.S. pension fund.

☐	e. The organization is a non-U.S. charity, educational institution, or other entity described in Internal Revenue Code Section 501(c)(3).

☐	f. The organization is a non-U.S. charity, educational institution, or other tax-exempt organization not described in Internal Revenue Code Section 501(c)(3).

☐	g. The organization is not described in the above categories; its income tax classification is as follows:

☐
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by the entity I indicated by checking one of b through g above.

5.	Trusts

Select one of the following two choices to describe the direct investor in the Company or, if specified below, an investor that owns its interest in the Company indirectly through an entity that is disregarded for U.S. federal income tax purposes:

☐	a. I am signing on behalf of a trust that is classified as a “domestic trust” for U.S. federal income tax purposes.
☐
b.     I am signing on behalf of an entity that is classified as a “foreign trust” for U.S. federal income tax purposes and is resident for income tax purposes in the following country:    ____________________

After choosing one of the above two choices, indicate which of the following U.S. federal income tax categories best describes the trust and if you are signing on behalf of a disregarded entity:

☐	“Simple trust” (generally, one that is required to distribute all current income).

☐	“Complex trust” (generally, a trust that may accumulate current income).

☐
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by a trust and I have checked the applicable box above with respect to such trust.

If you check b above, indicate which of the following categories best describes the beneficial owners of the foreign trust.
☐	For U.S. federal tax purposes, a “United States person” is not treated as an owner or beneficiary of the trust.
☐	For U.S. federal tax purposes, a “United States person” is treated as an owner or beneficiary of the trust.

6.	Estates
☐
I am signing on behalf of an entity classified as an “estate” for U.S. federal income tax purposes that holds a direct beneficial interest in the Company, or, if specified below, that indirectly holds a beneficial interest in the Company through an entity that is disregarded for U.S. federal income tax purposes.

If so, the estate is further classified for U.S. federal income tax purposes as:
☐	A U.S. person; or

☐	A non-U.S. estate resident in the following country:___________________.

☐
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by an estate. I have provided the applicable information above with respect to such estate.

7.	Individuals

☐	I am an individual/We are a joint tenancy holding a direct beneficial interest in the Company.

If so, indicate which of the following categories applies to you (or, if you are a joint tenancy, please check all boxes that apply to either joint tenant):

☐	I am a U.S. citizen, U.S. green card holder, or otherwise a resident of the U.S. for U.S. federal income tax purposes.
☐	I am not a U.S. citizen, green card holder or resident, and I am a resident for income tax purposes in the following country:_____________________
☐	I am not a resident for income tax purposes of any country.

☐
I am signing on behalf of a trust that is classified as a “grantor trust” for U.S. federal income tax purposes (generally, a trust that is revocable or one in which the grantor or certain beneficiaries hold specified types of control or retained interests) and that is treated for such purposes as not distinct from one or more individuals. I have provided the applicable information above with respect to such grantor trust.

☐
I am signing on behalf of a limited liability company or other business entity that is disregarded for U.S. federal income tax purposes and that is treated for such purposes as wholly-owned by an individual. I have provided the applicable information above with respect to such individual.

8.	Other
☐
I am signing on behalf of a person or entity that cannot be classified under the foregoing categories due to the following factors, or is otherwise subject to the following special circumstances that are relevant in determining its treatment and classification under U.S. federal income tax law:________________________________

Section II: Eligibility of Subscriber under Income Tax Treaties Certificates of Residency
(To be completed by all Subscribers)

In connection with certain investments that the Company may make, it may be beneficial to you and the Company to obtain a certificate of tax residence from the tax authorities in your country of residence.  (For U.S. investors, this process would involve applying for an IRS residency certification on Form 8802.)  While obtaining the certifications may be useful in claiming certain treaty benefits, you may, for example, not wish to obtain them for your beneficial owners (if you are a pass-through entity), or for other reasons.  If you indicate a willingness to provide a certificate of residency, you do NOT need to provide a certificate at this time. Instead, a request may be made in the future for such certificate.
Please complete A or B:

A.	Individual Subscribers and Non Pass-Through Entities: Please check one box.
☐   Willing to provide (or assist with obtaining) tax residency certificate.
☐   Not willing.

B.	Pass-Through Entities: Please check one box.
☐   Willing to provide (or assist with obtaining) tax residency certificates for the beneficial owners of the pass-through entity.
☐   Not willing.

Section III: Additional Documentation Requirements

The following documentation is gathered solely to assist the Partnership in complying with information reporting requirements of the United States and jurisdictions participating in the Common Reporting Standards issued by the Organization for Economic Co-operation and Development.  Guidance continues to be developed with respect to such reporting rules, and therefore, the Partnership may request additional information as necessary to comply with its obligations.

1.	Select one of the following four items that accurately describes the Subscriber.

☐	I have attached a copy of Subscriber’s organizational documents filed with a governmental body.

☐	I have attached a color copy of Subscriber’s passport.

☐	I have attached a certificate of residence issued by the tax authority of Subscriber’s country of residence indicating that Subscriber has filed its most recent income tax returns as a resident of that country.

☐	Subscriber is a disregarded entity for U.S. federal income tax purposes, and I have attached a copy of Subscriber’s organizational documents filed with a governmental body, as well as, with respect to the sole owner of the Subscriber, a color copy of his/her passport, a copy of its organizational documents filed with a governmental body or its certificate of residence issued by the tax authority.

2.	Select one of the following three categories that is applicable to the Subscriber.

☐	I am a signing on behalf of a Subscriber that is U.S. person.

☐	I am a signing on behalf of a Subscriber that is a non-U.S. person for U.S. federal income tax purposes and, in connection with its subscription to the Partnership, the Subscriber has provided (a) a street address or mailing address in the United States, (b) contact information for an employee or agent in the United States, (c) bank or brokerage account information at an institution in the United States and/or (d) any other indicia of a connection between Subscriber and the United States.

☐	I am a signing on behalf of a Subscriber that is a non-U.S. person for U.S. federal income tax purposes and, in connection with its subscription to the Partnership, the Subscriber has not provided (a) a street address or mailing address in the United States, (b) contact information for an employee or agent in the United States, (c) bank or brokerage account information at an institution in the United States and/or (d) any other indicia of a connection between Subscriber and the United States.

Section IV: Subscriber Declaration and Undertaking

Subscriber Name:
(Please print name of Subscriber)

Please sign and date below.

I hereby acknowledge that the Company may rely on the information contained in this Income Tax Classification Form for purposes of determining my U.S. federal income tax classification with respect to my investment in the Company, for purposes of assessing my eligibility for benefits under various income tax treaties, and for purposes of complying with withholding and reporting obligations in various jurisdictions.  I understand and agree that I will promptly notify the Company if any of the above information ceases to be true.

Authorized signature:	Date:

Name (Print):

ANNEX D

COST-BASIS ELECTION FORM

C-1